                                                                    EXHIBIT 99.2

              CONSOLIDATED ACORN HOLDING AND VALENTEC SYSTEMS, INC
                                  BALANCE SHEET
                        PERIOD ENDING SEPTEMBER 30, 2004
                           YEAR END DECEMBER 31, 2004
                                   (Unaudited)

                                                CONSOLIDATED       ACORN           VSI            ACORN
                                                SEPT 30 2005   SEPT 30 2004   YEAR END 2004   YEAR END 2004
Current Assets
    Cash & Cash Equivalents                       1,117,185        292,711       1,589,665         284,732
    Accounts Receivable                           7,950,986                      1,821,546
    Inventory                                     1,611,953                      1,058,265
    Contract Development                          2,261,533                      6,261,978
    Other                                           146,579                         91,132
                                                 ----------    -----------      ----------     -----------
    Total Current                                13,088,236        292,711      10,822,586        284,732
                                                 ----------    -----------      ----------     -----------

Fixed Assets
    Furniture, Fixtures                            470,709                         368,412
    Machinery & Equipment                         2,246,049                      2,005,506
                                                 ----------    -----------      ----------     -----------
                                                  2,716,758              -       2,373,918               -
                                                 ----------    -----------      ----------     -----------
    Less Accumulated Depreciation                (1,331,611)                    (1,053,380)
                                                 ----------    -----------      ----------     -----------
    Total Fixed                                   1,385,147              -       1,320,538               -
                                                 ----------    -----------      ----------     -----------

                                                 ----------    -----------      ----------     -----------
TOTAL ASSETS                                     14,473,383        292,711      12,143,124         284,732
                                                 ----------    -----------      ----------     -----------

Current Liabilities
    Accounts Payable                              2,397,890          9,598       1,515,372          26,523
    Accrued Expense                                 529,567                        457,012
    Customer Deposits                                76,056                              _

    Lines of Credit - Notes Payable               6,998,981                      2,255,545
    Due to Shareholders                             933,455                      1,660,604
    Deferred Revenue                                                             2,453,787
                                                 ----------    -----------      ----------     -----------
    Total Current                                10,935,949          9,598       8,342,320          26,523
                                                 ----------    -----------      ----------     -----------

                                                 ----------    -----------      ----------     -----------
TOTAL LIABILITIES                                10,935,949          9,598       8,342,320          26,523
                                                 ----------    -----------      ----------     -----------

Shareholders Equity
    Common stock, $0.01 par value,
      20,000,000 shares authorized,
      6,997,100 shares issued and outstanding        69,971         15,739              10          15,739
    Additional Paid In Capital                    2,814,812     11,772,377       3,484,773      11,772,377
    Retained Earnings                               652,651    (11,505,003)        316,021     (11,529,907)
                                                 ----------    -----------      ----------     -----------
    Total Equity                                  3,537,434        283,113       3,800,804         258,209
                                                 ----------    -----------      ----------     -----------

                                                 ----------    -----------      ----------     -----------
TOTAL LIABILITIES & EQUITY                       14,473,383        292,711      12,143,124         284,732
                                                 ----------    -----------      ----------     -----------

                                                                    EXHIBIT 99.2

              CONSOLIDATED ACORN HOLDING AND VALENTEC SYSTEMS, INC
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDING SEPTEMBER 30, 2004
                     TWELEVE MONTHS ENDING DECEMBER 31, 2004
                                   (Unaudited)

                                                CONSOLIDATED      ACORN           VSI            ACORN
                                                SEPT 30 2005   SEPT 30 2004   YEAR END 2004   YEAR END 2004
Revenues                                         12,385,602              -      6,419,483               -

Direct Contract Cost
     Direct Labor                                 1,136,180                     1,200,072
     Direct Materials                             4,181,076                     1,398,177
     Other Direct                                 2,064,165                     1,992,828
                                                  ---------      ---------      ---------       ---------
     Total Direct Cost                            7,381,421              -      4,591,077               -
                                                  ---------      ---------      ---------       ---------

                                                  ---------      ---------      ---------       ---------
Gross Margin                                      5,004,181              -      1,828,406               -
                                                  ---------      ---------      ---------       ---------

Indirect Cost
     Indirect Expenses                              825,493                       420,352
     Overhead Expenses                              721,919                       311,185
     Depreciation / Amortization                    701,664                       345,626
     S G&A Expense                                1,869,691         42,950        533,746          68,722
                                                  ---------      ---------      ---------       ---------
     total Indirect                               4,118,767         42,950      1,610,909          68,722
                                                  ---------      ---------      ---------       ---------

                                                  ---------      ---------      ---------       ---------
Income from Operation                               885,414        (42,950)       217,497         (68,722)
                                                  ---------      ---------      ---------       ---------

Other (Expense) Income
     interest Income                                 27,569          1,262          2,683           2,130
     interest Expense                              (201,924)                      (96,937)
     Miscellaneous                                  (20,340)                      (12,095)
                                                  ---------      ---------      ---------       ---------
     Total Other                                   (194,695)         1,262       (106,349)          2,130
                                                  ---------      ---------      ---------       ---------

                                                  ---------      ---------      ---------       ---------
Income Before taxes                                 690,719        (41,688)       111,148         (66,592)
                                                  ---------      ---------      ---------       ---------

Provision for Taxes                                       _              _        (28,725)              _
                                                  ---------      ---------      ---------       ---------
Net Income                                          690,719        (41,688)        82,423         (66,592)
                                                  ---------      ---------      ---------       ---------

                                                  ---------      ---------      ---------       ---------
Profit (loss) per Share                              0.0987        (0.0265)      824.2300         (0.0423)
                                                  ---------      ---------      ---------       ---------

Weighted Avg shares                               6,997,072      1,573,946            100       1,573,946

                                                                    EXHIBIT 99.2

              CONSOLIDATED ACORN HOLDING AND VALENTEC SYSTEMS, INC
                             STATEMENT OF CASH FLOW
                      NINE MONTHS ENDING SEPTEMBER 30, 2004
                     TWELEVE MONTHS ENDING DECEMBER 31, 2004
                                   (Unaudited)

                                                CONSOLIDATED      ACORN            VSI           ACORN
                                                SEPT 30 2005   SEPT 30 2004   YEAR END 2004   YEAR END 2004
Cash from Operations
  Net Income                                        690,719       (41,688)         82,423       (66,592)
  Depreciation / Amortization                       701,664             -         345,626             -
                                                 ----------     ---------      ----------       -------
  Net From Operations                             1,392,383       (41,688)        428,049       (66,592)
                                                 ----------     ---------      ----------       -------

(Increase) Decrease in Assets
  Accounts Receivable                            (6,129,440)                    2,023,379
  Inventory                                        (553,688)                     (499,990)
  Contract Development                            1,327,468                    (4,793,587)
  Income Tax Rec                                 (1,207,905)                       (5,246)
  Other assets                                       (5,079)                       11,598
  Pre Paid Expenses                                 (55,447)                            -
                                                 ----------     ---------      ----------       -------
  total                                          (6,624,091)            -      (3,263,846)            -
                                                 ----------     ---------      ----------       -------

Increase (Decrease) in Liabilities
  Accounts Payable                                  950,902         4,301        (423,526)       21,226
  Accrued Expense                                    77,632                        53,759
  Deferred Revenue                                 (158,239)                    2,453,787
  Customer Deposits                               2,331,129                             -
                                                 ----------     ---------      ----------       -------
  Total                                           3,201,424         4,301       2,084,020        21,226
                                                 ----------     ---------      ----------       -------
Net Cash from Operating Activities               (2,030,284)      (37,387)       (751,777)      (45,366)
                                                 ----------     ---------      ----------       -------

Cash Flow from Investing Activities
  Furniture, Fixtures & Leasehold Improvements     (342,840)
  Machinery & Equipment                            (229,089)                     (205,847)
  Distribution to Parent                           (354,089)                   (1,327,468)
                                                 ----------     ---------      ----------       -------
                                                   (926,018)            -      (1,533,315)            -
                                                 ----------     ---------      ----------       -------

Cash Flow from Financing Activities
  Lines of Credit - Notes Payable                 4,694,000                     1,305,545
  Due to Shareholders                              (100,000)                            -             -
  Notes Payable                                     100,000                      (177,829)
  Due to Shareholders                            (1,168,909)                    1,266,806
                                                 ----------     ---------      ----------       -------
                                                  3,525,091             -       2,394,522             -
                                                 ----------     ---------      ----------       -------
Net Increase (decrease) in Cash                     568,789       (37,387)        109,430       (45,366)
                                                 ----------     ---------      ----------       -------

Cash Beginning of Year                              262,197     1,589,665         152,767       330,098
Cash End of Year                                  1,117,185       292,711       1,589,665       284,732

                                                                    EXHIBIT 99.2

                           CONSOLIDATED ACORN HOLDING
                        STATEMENT OF STOCKHOLDERS' EQUITY
                        PERIOD ENDING SEPTEMBER 30, 2005
                                   (Unaudited)

                                           ADDITIONAL
                                  COMMON     PAID-IN     RETAINED
                                  STOCK     CAPITAL      EARNINGS     TOTAL
VSI Balance Dec 31, 2004              10    3,484,773     316,021    3,800,804
        Net Income                     -            -     690,719      690,719
        Reclass Add Paid In Cap              (600,000)                (600,000)
        Distribution to Parent                           (354,089)    (354,089)
                                  ------    ---------    --------    ---------
        VSI Sept 30, 2005             10    2,884,773     652,651    3,537,434

Consolidation
        Reclass Add Paid In Cap              (354,089)                       -
        Distribution to Parent                354,089                        -
        Acorn Stock at Par        69,971                                69,971
        Reclass Add Paid In Cap               (69,961)                 (69,961)

                                  ------    ---------    --------    ---------
Consolidated Sept 30, 2005        69,971    2,814,812     652,651    3,537,434
                                  ------    ---------    --------    ---------